                                                                    EXHIBIT 3 A1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Ronald E. Robison, certify that:

1.      I have reviewed this report on Form N-Q of Morgan Stanley
        International Value Equity Fund;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
        circumstances under which such statements were made, not
        misleading with respect to the period covered by this report;

3.      Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal
        quarter for which the report is filed;

4.      The registrant's other certifying officer(s) and I are
        responsible for establishing and maintaining disclosure
        controls and procedures (as defined in Rule 30a-3(c) under the
        Investment Company Act of 1940) for the registrant and have:

        (a)     Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        (b)     Omitted;

        (c)     Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the
                filing date of this report, based on such evaluation; and

        (d)     Disclosed in this report any change in the registrant's
                internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has
                materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
                reporting; and

5.      The registrant's other certifying officer(s) and I have
        disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

        (a)     All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

        (b)     Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                registrant's internal control over financial reporting.

Date: July 20, 2005

                                                    /s/ Ronald E. Robison
                                                    Ronald E. Robison
                                                    Principal Executive Officer